UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐ Preliminary proxy statement
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☐ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

ORION GROUP HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 21, 2020. ORION GROUP HOLDINGS, INC. ORION GROUP HOLDINGS, INC. 12000 AEROSPACE AVENUE, SUITE 300 HOUSTON, TEXAS 77034 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E94097-P33769 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 27, 2020 Date: May 21, 2020Time: 10:00 a.m., CDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/orn2020. Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support and protect the health and well-being of our stockholders and other stakeholders, the Company’s 2020 Annual Meeting of Stockholders will be held in a virtual meeting format only.

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods E94098-P33769 Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/orn2020. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2020 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR the nominees, FOR proposal 2 and FOR proposal 3: 1. To elect three Class I members to our Board of Directors each to serve a three-year term and, in all three cases, until his or her successor is duly elected and qualified; Nominees: 1a. Thomas N. Amonett 1b. Margaret M. Foran 1c. Mark R. Stauffer 2. A non-binding advisory proposal to approve the compensation of our named executive officers as disclosed in the proxy statement (the “say-on-pay” vote); 3. The ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2020; and NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. E94099-P33769 Voting Items

E94100-P33769